DISCONTINUED OPERATIONS: (Tables)	12 Months Ended
Dec. 31, 2011
DISCONTINUED OPERATIONS:
Operating results of the discontinued operations of the plastic compounding business

	YearEndedDecember31,
($inmillions)	2010	2009
Net sales	$231.3	$193.8
Cost of products sold	187.2	156.7
Gross profit	44.1	37.1
Selling, general and administrative expenses	16.7	15.6
Income before taxes	27.4	21.5
Income tax provision	8.8	7.5
Net income	$18.6	$14.0

Carrying value of the assets and liabilities of the plastic compounding business included as discontinued operations in the Condensed Consolidated Balance Sheets

($inmillions)
ASSETS
Cash and cash equivalents	$16.6
Accounts receivable, net	32.9
Inventories	18.0
Property, plant and equipment, net	63.0
Other intangible assets, net	16.2
Other assets	7.4
Total assets	$154.1
LIABILITIES
Accounts payable and other current liabilities	$27.6